UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock New York Municipal Bond Fund of
              BlackRock Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011 Princeton,
              NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock New York                                                     BLACKROCK
Municipal Bond Fund
OF BLACKROCK MULTI-STATE
MUNICIPAL SERIES TRUST

SEMI-ANNUAL REPORT
MARCH 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock New York Municipal Bond Fund

Portfolio Information as of March 31, 2007

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      41.7%
AA/Aa ...............................................................      14.9
A/A .................................................................      11.7
BBB/Baa .............................................................      15.3
BB/Ba ...............................................................       2.4
B/B .................................................................       0.8
CCC/Caa .............................................................       2.3
NR (Not Rated) ......................................................      10.8
Other* ..............................................................       0.1
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .................................................      78.5%
General Obligation Bonds ............................................      12.9
Prerefunded Bonds+ ..................................................       8.6
--------------------------------------------------------------------------------

+     Backed by an escrow fund.

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Jeffrey Hiller, Fund/Trust Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington DE, 19809

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund/Trust. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund/Trust. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


2       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

A Letter to Shareholders

Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:

Total Returns as of March 31, 2007                                              6-month      12-month
=====================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                     + 7.38%      +11.83%
-----------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                    +11.02       + 5.91
-----------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)               +14.85       +20.20
-----------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                             + 2.76       + 6.59
-----------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                  + 1.93       + 5.43
-----------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                               + 7.59       +11.82
-----------------------------------------------------------------------------------------------------

If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                Fund/Trust President and Trustee

     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       3

A Discussion With Your Fund's Portfolio Manager

      The Fund's emphasis on enhancing yield resulted in both a generous distribution rate and total return outperformance during the semi-annual period.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period little changed. Overall, financial conditions remained fairly balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported the narrow trading range. The Fed is expected to maintain its current "balanced" economic assessment at least into mid-year.

At the end of March 2007, 30-year U.S. Treasury bond yields stood at 4.84%, an increase of seven basis points (.07%) over the past six months. Ten-year U.S. Treasury note yields rose one basis point to 4.65% over the same period. In the tax-exempt market, yields on AAA-rated issues maturing in 30 years declined five basis points to 4.12%, as measured by Municipal Market Data. Yields on 10-year, AAA-rated municipal bonds rose nine basis points to end the reporting period at 3.77%.

Investor demand for municipal product has continued to strengthen throughout the reporting period. The Investment Company Institute reports that long-term municipal bond funds received more than $6.7 billion in net new cash flows during the first two months of 2007 -- a 36% increase compared to the first two months of 2006. Similarly, AMG Data reports that weekly fund flows also have risen. Weekly inflows during first quarter 2007 averaged over $474 million, up from a $400 million weekly average in fourth quarter 2006.

The recent improvement in retail investor demand has reflected, in large part, increased investor acceptance of lower nominal yields and bond coupon structures. Throughout much of 2006, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing sub-5% nominal coupons. As tax-exempt bond yields stabilized in recent months, retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics. We believe this acceptance should help support municipal bond market performance going forward.

Issuance of long-term municipal bonds has increased over the past six months, with $225 billion in new tax-exempt bonds issued, an increase of more than 30% compared to the same six months a year ago. New issuance surged in the latter three months of the period, with over $104 billion in new long-term tax-exempt bonds issued, an increase of nearly 50% compared to first quarter 2006 levels. In March alone we saw more than $40 billion in new municipal bonds underwritten as issuers continued to take advantage of historically low interest rates both to refinance outstanding debt and finance new capital projects. The State of California issued over $4 billion in refunding bonds in March as part of its ongoing program to refinance all of its outstanding general obligation debt. Thus far in 2007, there have been eight underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by tax-exempt market participants, especially non-traditional and foreign buyers who find the liquidity of these transactions to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen so far this year is unlikely to abate significantly. However, stable yield ratios compared to taxable bonds and the continued relative steepness of the municipal bond yield curve should continue to attract both traditional and non-traditional investors to the municipal market. As such, we believe demand should remain adequate to absorb any increases in new-bond issuance and, consequently, help support the tax-exempt market's performance into mid-2007.

Describe conditions in the State of New York.

The State of New York ended the period rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, with stable trends. New York State ranks fifth in both debt per capita and debt as a percent of personal income, according to Moody's. It also ranked fifth in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. New York's February 2007 unemployment rate was 4.4% versus the U.S. rate of 4.5%. Fiscal year 2006 operations resulted in a $2 billion surplus and an ending $900 million "rainy day" reserve. The November 2006 financial plan update forecasts a $1.1 billion general fund surplus in fiscal year 2007, due to higher-than-expected receipts and spending reductions.

On April 1, 2007, New York lawmakers passed a $120.9 billion budget for fiscal year 2008 that increases spending by 8.7%, the largest annual increase since 2000. Despite $1 billion in


4       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Medicaid cuts, property tax rebates and increased school aid pushed spending higher. Key credit issues remain cost pressures from Medicaid, pensions and school aid, as well as the sustainability of growing personal income tax receipts.

How did the Fund perform during the period?

For the six-month period ended March 31, 2007, BlackRock New York Municipal Bond Fund's Institutional, Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares had total returns of +2.13%, +2.01%, +2.18%, +1.97%, +1.63%
and +1.92%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +1.93% for the same period, while the Lipper New York Municipal Debt Funds category had an average return of +1.60%. (Funds in this Lipper category invest in securities that are exempt from New York state or city taxes.)

An ongoing commitment to generate above-average income for shareholders continued to drive the Fund's total return outperformance. Notably, the Fund also maintained a very attractive yield when compared to its Lipper peer group. The lone detractor from the Fund's performance was the continuing effect of a low interest rate environment, wherein issuers of higher-coupon bonds pursue refinancing opportunities and call their outstanding bonds. This trend persisted throughout the period, and while it did not inhibit total return performance, it hurt the distribution of the Fund -- an inevitable consequence of having bonds called away in an environment where we cannot replace those higher yields.

What changes were made to the portfolio during the period?

Portfolio activity was centered on maintaining the Fund's relatively high distribution rate. We invested largely on the long end of the municipal yield curve, where we found attractive opportunities to trade the portfolio and to generate higher levels of income for the Fund. Specifically, we increased the Fund's exposure to new-issue housing bonds, Puerto Rico bonds and several out-of-favor coupons (mainly discounted bonds).

At the same time, we continued to trim the portfolio's short-term investments, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds (primarily, those having a call date within three years or less). These bonds are priced with a premium and, as the call date approaches, their value depreciates at an accelerating rate. While this move hurts the Fund's distributable income in the near-term, we believe it is a worthwhile trade-off to protect the future total return potential of the Fund.

New issuance in the New York municipal market picked up during the period, rising nearly 18% compared to the same six months a year ago. The increase provided moderate opportunities to diversify the portfolio and move into more attractive coupon structures; however, the low absolute yields and the lack of a significant directional trade in the market at period-end limited the attractiveness of any major restructuring. Instead, as noted above, we concentrated on maximizing income for shareholders and, in many cases, opted to retain the Fund's older, higher-book-yielding bonds.

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund's duration was effectively in line with that of its competitive peer group. We are encouraged by the recent back-up (that is, increase) in interest rates and the pick-up in new-issue supply, and will continue to evaluate prospects for portfolio diversification and income accrual. We will also seek additional opportunities to sell shorter-dated bonds and reinvest those proceeds in attractive, longer-dated bonds. Further, if the improvement in new-issue supply holds, and at current market rates, there may be opportunities to book bonds at higher yields by swapping out of lower-yielding issues. This strategy enhances the distribution rate of the Fund, and at the same time, allows the portfolio to record losses (the new bonds come at prices lower than those of the bonds being sold), minimizing future taxable gains for shareholders.

All in all, we maintain a positive view on the municipal market. We continue to expect relative value trading and yield to be the key drivers of the Fund's future performance, and accordingly, will look to the long end of the curve to supply the most compelling opportunities.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

April 20, 2007


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, Investor A Shares and Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                                                6-Month           12-Month            Ten-Year          Standardized
As of March 31, 2007                                         Total Return       Total Return        Total Return        30-Day Yield
====================================================================================================================================
Institutional Shares*                                           +2.13%             +5.81%              +67.59%              3.68%
------------------------------------------------------------------------------------------------------------------------------------
Investor A Shares*                                              +2.01              +5.55               +63.47               3.28
------------------------------------------------------------------------------------------------------------------------------------
Investor A1 Shares*                                             +2.18              +5.80               +66.26               3.44
------------------------------------------------------------------------------------------------------------------------------------
Investor B Shares*                                              +1.97              +5.37               +59.48               3.17
------------------------------------------------------------------------------------------------------------------------------------
Investor C Shares*                                              +1.63              +4.76               +51.70               2.65
------------------------------------------------------------------------------------------------------------------------------------
Investor C1 Shares*                                             +1.92              +5.17               +57.91               3.08
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +1.93              +5.43               +76.83                 --
------------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

BlackRock New York Municipal Bond Fund --Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A and Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from March 1997 to March 2007:

                                                                                                                     Lehman Brothers
                               Institutional                      Investor A                 Investor A1              Municipal Bond
                                    Shares*+                        Shares*+                    Shares*+                     Index++
3/97                                 $10,000                         $ 9,575                     $ 9,600                     $10,000
3/98                                 $11,162                         $10,661                     $10,705                     $11,072
3/99                                 $11,751                         $11,196                     $11,259                     $11,758
3/00                                 $11,207                         $10,651                     $10,726                     $11,749
3/01                                 $12,559                         $11,906                     $12,009                     $13,032
3/02                                 $12,999                         $12,293                     $12,418                     $13,529
3/03                                 $13,975                         $13,183                     $13,349                     $14,866
3/04                                 $14,645                         $13,780                     $13,977                     $15,738
3/05                                 $15,146                         $14,216                     $14,427                     $16,157
3/06                                 $15,839                         $14,830                     $15,086                     $16,772
3/07                                 $16,759                         $15,652                     $15,961                     $17,683

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 3/31/07                                                 +5.81%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                               +5.21
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                                +5.30
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 3/31/07                             +5.55%              +1.06%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                           +4.95               +4.04
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                            +5.04               +4.58
--------------------------------------------------------------------------------

                                              Return Without       Return With
                                               Sales Charge       Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 3/31/07                             +5.80%              +1.57%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                           +5.15               +4.29
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                            +5.22               +4.79
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       7

Performance Data (concluded)

New York Muni Bond

BlackRock New York Municipal Bond Fund --Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor C and Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from March 1997 to March 2007:

                                                                                                                     Lehman Brothers
                                Investor B                        Investor C                 Investor C1              Municipal Bond
                                  Shares*+                          Shares*+                    Shares*+                     Index++
3/97                               $10,000                           $10,000                     $10,000                     $10,000
3/98                               $11,106                           $11,051                     $11,094                     $11,072
3/99                               $11,633                           $11,520                     $11,610                     $11,758
3/00                               $11,038                           $10,877                     $11,005                     $11,749
3/01                               $12,307                           $12,068                     $12,258                     $13,032
3/02                               $12,674                           $12,368                     $12,611                     $13,529
3/03                               $13,557                           $13,165                     $13,488                     $14,866
3/04                               $14,149                           $13,658                     $14,051                     $15,738
3/05                               $14,546                           $13,986                     $14,432                     $16,157
3/06                               $15,135                           $14,480                     $15,015                     $16,772
3/07                               $15,948                           $15,170                     $15,791                     $17,683

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not indicative of future results.

Average Annual Total Return

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 3/31/07                              +5.37%              +1.37%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                            +4.70               +4.37
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                             +4.78               +4.78
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 3/31/07                              +4.76%              +3.76%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                            +4.17               +4.17
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                             +4.26               +4.26
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor C1 Shares++
================================================================================
One Year Ended 3/31/07                              +5.17%              +4.17%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                            +4.60               +4.60
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                             +4.67               +4.67
--------------------------------------------------------------------------------

+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


8       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the Actual tables provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Each of the Hypothetical tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Including Interest Expense and Fees

                                                                                                                      Expenses Paid
                                                                                                  Ending               During the
                                                                         Beginning             Account Value         Period++ Ended
                                                                      Account Value+          March 31, 2007         March 31, 2007*
====================================================================================================================================
Actual
====================================================================================================================================
Institutional                                                             $1,000                    $1,021.30                $4.23
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                                $1,000                    $1,020.10                $5.51
------------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                               $1,000                    $1,021.80                $4.74
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                                $1,000                    $1,019.70                $6.75
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                                $1,000                    $1,016.30                $9.30
------------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                               $1,000                    $1,019.20                $7.25
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Institutional                                                             $1,000                    $1,020.71                $4.23
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                                $1,000                    $1,019.35                $5.51
------------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                               $1,000                    $1,020.21                $4.73
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                                $1,000                    $1,018.22                $6.74
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                                $1,000                    $1,015.58                $9.30
------------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                               $1,000                    $1,017.72                $7.24
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Institutional, 1.10% for Investor A, .94% for Investor A1, 1.34% for Investor B, 1.86% for Investor C and 1.44% for Investor C1), multiplied by the average account value over the period, multiplied by 182/365 for Institutional, Investor A1, Investor B and Investor C1 Shares and 181/365 for Investor A and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B and Investor C1 Shares and the actual days since inception for Investor A and Investor C Shares divided by 365.
+ October 1, 2006 for Institutional, Investor A1, Investor B and Investor C1 Shares and October 2, 2006 (commencement of operations) for Investor A and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B and Investor C1 Shares from October 2, 2006 (commencement of operations) to March 31, 2007 for Investor A and Investor C Shares.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       9

Disclosure of Expenses (concluded)

Excluding Interest Expense and Fees

                                                                                                                     Expenses Paid
                                                                                                 Ending               During the
                                                                        Beginning             Account Value         Period++ Ended
                                                                     Account Value+          March 31, 2007         March 31, 2007*
====================================================================================================================================
Actual
====================================================================================================================================
Institutional                                                            $1,000                    $1,021.30                $3.63
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                               $1,000                    $1,020.10                $4.91
------------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                              $1,000                    $1,021.80                $4.13
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                               $1,000                    $1,019.70                $6.19
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                               $1,000                    $1,016.30                $8.75
------------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                              $1,000                    $1,019.20                $6.65
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Institutional                                                            $1,000                    $1,021.31                $3.63
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                               $1,000                    $1,019.94                $4.91
------------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                              $1,000                    $1,020.81                $4.13
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                               $1,000                    $1,018.77                $6.19
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                               $1,000                    $1,016.12                $8.75
------------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                              $1,000                    $1,018.32                $6.64
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.72% for Institutional, .98% for Investor A, .82% for Investor A1, 1.23% for Investor B, 1.75% for Investor C and 1.32% for Investor C1), multiplied by the average account value over the period, multiplied by 182/365 for Institutional, Investor A1, Investor B and Investor C1 Shares and 181/365 for Investor A and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B and Investor C1 Shares and the actual days since inception for Investor A and Investor C Shares divided by 365.
+ October 1, 2006 for Institutional, Investor A1, Investor B and Investor C1 Shares and October 2, 2006 (commencement of operations) for Investor A and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B and Investor C1 Shares from October 2, 2006 (commencement of operations) to March 31, 2007 for Investor A and Investor C Shares.


10       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Schedule of Investments as of March 31, 2007 (Unaudited)          (in Thousands)

     Face
   Amount    Municipal Bonds                                              Value
================================================================================
New York -- 85.9%
--------------------------------------------------------------------------------
   $  130    Albany County, New York, IDA, IDR (Special Needs
             Facilities Pooled Program), Series K-1, 4.90%
             due 7/01/2021 (i)                                            $  135
--------------------------------------------------------------------------------
    1,175    Albany, New York, IDA, Civic Facility Revenue Bonds
             (University Heights -- Albany Law School), Series A,
             6.75% due 12/01/2019 (j)                                      1,261
--------------------------------------------------------------------------------
      700    Albany, New York, IDA, Civic Facility Revenue Refunding
             Bonds (Albany College of Pharmacy Project), Series A,
             5.625% due 12/01/2034                                           746
--------------------------------------------------------------------------------
    3,000    Battery Park City Authority, New York, Revenue
             Refunding Bonds, Series A, 5% due 11/01/2024                  3,181
--------------------------------------------------------------------------------
      600    Cattaraugus County, New York, IDA, Civic Facility Revenue
             Bonds (Saint Bonaventure University Project),
             Series A, 5.10% due 5/01/2031                                   623
--------------------------------------------------------------------------------
    1,000    Chautauqua, New York, Tobacco Asset Securitization
             Corporation, Revenue Bonds, 6.75% due 7/01/2040               1,075
--------------------------------------------------------------------------------
    1,095    Dutchess County, New York, IDA, Civic Facility Revenue
             Bonds (Saint Francis Hospital), Series B, 7.25%
             due 3/01/2019                                                 1,201
--------------------------------------------------------------------------------
             Erie County, New York, IDA, Life Care Community
             Revenue Bonds (Episcopal Church Home), Series A:
    1,500        5.875% due 2/01/2018                                      1,543
    3,000        6% due 2/01/2028                                          3,087
--------------------------------------------------------------------------------
    2,000    Erie County, New York, IDA, Revenue Bonds (Orchard
             Park CCRC, Inc. Project), Series A, 6% due 11/15/2036         2,134
--------------------------------------------------------------------------------
    4,000    Erie County, New York, Tobacco Asset Securitization
             Corporation, Asset-Backed Revenue Bonds, Class A,
             6.25% due 7/15/2010 (e)                                       4,352
--------------------------------------------------------------------------------
    3,250    Essex County, New York, IDA, Civic Facility Revenue
             Bonds (Moses-Ludington Nursing Home), Series A,
             6.375% due 2/01/2050 (l)                                      3,509
--------------------------------------------------------------------------------
    2,000    Essex County, New York, IDA, Solid Waste Disposal,
             Revenue Refunding Bonds (International Paper
             Company), AMT, Series A, 5.20% due 12/01/2023                 2,082
--------------------------------------------------------------------------------
             Hempstead Town, New York, IDA, Civic Facility Revenue
             Bonds (Adelphi University Civic Facility):
    1,700        5.75% due 6/01/2022                                       1,846
    2,500        5.50% due 6/01/2032                                       2,673
--------------------------------------------------------------------------------
    2,000    Long Island Power Authority, New York, Electric System
             Revenue Bonds, Series C, 5% due 9/01/2035                     2,103
--------------------------------------------------------------------------------
      100    Metropolitan Transportation Authority, New York,
             Commuter Facilities Revenue Refunding Bonds, Series B,
             5.125% due 7/01/2024 (a)(h)                                     102
--------------------------------------------------------------------------------
             Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds:
    2,100        RIB, Series 724X, 7.59% due 11/15/2032 (c)(g)             2,493
    4,000        Series A, 5% due 11/15/2025 (b)                           4,224
    3,000        Series B, 4.50% due 11/15/2036                            2,942
--------------------------------------------------------------------------------
    1,000    Monroe County, New York, IDA Revenue Bonds
             (Southview Towers Project), AMT, 6.25% due 2/01/2031          1,070
--------------------------------------------------------------------------------
      445    Monroe County, New York, IDA, Student Housing
             Revenue Bonds (Collegiate), Series A, 5.375%
             due 4/01/2029                                                   457
--------------------------------------------------------------------------------
    5,000    Monroe Tobacco Asset Securitization Corporation,
             New York, Tobacco Settlement Asset-Backed Bonds,
             6.375% due 6/01/2010 (e)                                      5,452
--------------------------------------------------------------------------------
      525    Nassau County, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Special Needs Facilities Pooled
             Program), Series F-1, 4.90% due 7/01/2021 (i)                   545
--------------------------------------------------------------------------------
    2,000    Nassau County, New York, Tobacco Settlement
             Corporation, Senior Asset-Backed Revenue Refunding
             Bonds, Series A-3, 5% due 6/01/2035                           2,018
--------------------------------------------------------------------------------
             New York City, New York, City Housing Development
             Corporation, M/F Housing Revenue Bonds:
    2,500        AMT, Series A, 5.50% due 11/01/2034                       2,581
    1,220        AMT, Series C, 5.05% due 11/01/2036                       1,270
    1,000        Series E, 6.25% due 5/01/2036                             1,063
--------------------------------------------------------------------------------
    2,485    New York City, New York, City Housing Development
             Corporation, Presidential Revenue Bonds (The Animal
             Medical Center), Series A, 5.50% due 12/01/2033               2,592
--------------------------------------------------------------------------------
             New York City, New York, City IDA, Civic Facility
             Revenue Bonds:
      505        (A Very Special Place Inc. Project), Series A, 6.125%
                 due 1/01/2013                                               527
    1,600        (A Very Special Place Inc. Project), Series A, 7%
                 due 1/01/2033                                             1,710
    6,000        (PSCH, Inc. Project), 6.375% due 7/01/2033                6,430
    2,500        Series C, 6.80% due 6/01/2028                             2,746
    1,000        (Special Needs Facility Pooled Program), Series A-1,
                 6.50% due 7/01/2017                                       1,048
    2,540        (Special Needs Facility Pooled Program), Series C-1,
                 6.50% due 7/01/2017                                       2,674
--------------------------------------------------------------------------------
             New York City, New York, City IDA, Civic Facility
             Revenue Refunding Bonds (Special Needs Facilities
             Pooled Program) (i):
    1,780        Series A-1, 4.375% due 7/01/2020                          1,763
      210        Series A-1, 4.50% due 7/01/2030                             207
      885        Series C-1, 4.90% due 7/01/2021                             916
      525        Series C-1, 5.10% due 7/01/2031                             549
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
PILOT   Payment in Lieu of Taxes
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       11

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
              New York City, New York, City IDA, PILOT Revenue Bonds:
    $2,000        (Queens Baseball Stadium Project), 5%
                  due 1/01/2036 (a)                                     $  2,120
     2,000        (Yankee Stadium Project), 5% due 3/01/2036 (d)           2,117
--------------------------------------------------------------------------------
              New York City, New York, City IDA, Special Facility
              Revenue Bonds, AMT:
     3,500        (1990 American Airlines Inc. Project), 5.40%
                  due 7/01/2020                                            3,501
     2,000        (American Airlines -- JFK International Airport)
                  due 8/01/2031                                            2,423
     1,000        (British Airways Plc Project), 5.25% due 12/01/2032        995
       460        (Continental Airlines, Inc. Project), 7.25%
                  due 11/01/2008                                             470
     1,250        (Continental Airlines, Inc. Project), 8%
                  due 11/01/2012                                           1,371
       250        (Continental Airlines, Inc. Project), 8.375%
                  due 11/01/2016                                             278
--------------------------------------------------------------------------------
     2,500    New York City, New York, City IDA, Special Facility
              Revenue Refunding Bonds (Terminal One Group
              Association Project), AMT, 5.50% due 1/01/2024               2,703
--------------------------------------------------------------------------------
              New York City, New York, City Municipal Financing
              Authority, Water and Sewer Systems Revenue Bonds:
     1,000        5% due 6/15/2036 (d)                                     1,059
     5,000        Series A, 4.25% due 6/15/2033                            4,779
--------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Future Tax-Secured Revenue Bonds:
       250        Series B, 5.50% due 2/01/2011 (e)                          269
       170        Series B, 5.50% due 2/01/2017                              182
       425        Series C, 5.375% due 2/01/2011 (e)                         455
--------------------------------------------------------------------------------
              New York City, New York, GO:
     1,965        Refunding, Series D, 5.125% due 8/01/2018 (c)            2,070
     2,000        Series J, 5% due 5/15/2023                               2,096
     3,000        Series M, 5% due 4/01/2035                               3,139
--------------------------------------------------------------------------------
              New York Counties Tobacco Trust I, Tobacco Pass-Through
              Bonds, Series B:
     1,550        6.50% due 6/01/2010 (e)                                  1,698
     1,010        6.625% due 6/01/2010 (e)                                 1,110
       750        6.50% due 6/01/2035                                        801
       490        6.625% due 6/01/2042                                       527
--------------------------------------------------------------------------------
     1,000    New York Liberty Development Corporation Revenue
              Bonds (National Sports Museum Project), Series A,
              6.125% due 2/15/2019                                         1,052
--------------------------------------------------------------------------------
     2,000    New York State Dormitory Authority, Lease Revenue
              Refunding Bonds (Court Facilities), Series A, 5.375%
              due 5/15/2013 (e)                                            2,187
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Non-State
              Supported Debt, Revenue Refunding Bonds, Series A:
     3,200        (Mount Sinai-NYU Medical Center Health System),
                  6.625% due 7/01/2010 (e)                                 3,520
     1,650        (Mount Sinai-NYU Medical Center Health System),
                  6.625% due 7/01/2018                                     1,773
     1,130        (New York University Hospital Center), 5%
                  due 7/01/2016                                            1,171
--------------------------------------------------------------------------------
     1,000    New York State Dormitory Authority, Nursing Home
              Revenue Refunding Bonds (Menorah Campus, Inc.),
              6.10% due 2/01/2037 (l)                                      1,022
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Revenue Bonds:
     1,000        (New York University), Series 1, 5.50%
                  due 7/01/2022 (a)                                        1,161
     1,500        (Rochester University), Series A, 5.125%
                  due 7/01/2014 (e)                                        1,635
       250        (Rochester University), Series A, 5.25%
                  due 7/01/2023                                              268
       200        (Rochester University), Series A, 5.25%
                  due 7/01/2024                                              214
     1,180        (School Districts Financing Program), Series E,
                  5.75% due 10/01/2030 (d)                                 1,288
     3,000        (White Plains Hospital), 5.375% due 2/15/2043 (l)        3,186
     2,500        (Willow Towers, Inc. Project), 5.40%
                  due 2/01/2034 (f)                                        2,668
--------------------------------------------------------------------------------
     1,565    New York State Dormitory Authority, Revenue Refunding
              Bonds (Upstate Community Colleges), Series B, 5.25%
              due 7/01/2021                                                1,681
--------------------------------------------------------------------------------
     5,000    New York State Dormitory Authority, State Personal
              Income Tax Revenue Bonds, Series F, 5% due 3/15/2035 (c)     5,265
--------------------------------------------------------------------------------
     2,000    New York State Energy Research and Development
              Authority, PCR, Refunding (Central Hudson Gas and
              Electric), Series A, 5.45% due 8/01/2027 (a)                 2,092
--------------------------------------------------------------------------------
     3,000    New York State Environmental Facilities Corporation,
              Special Obligation Revenue Refunding Bonds (Riverbank
              State Park), 6.25% due 4/01/2012 (a)                         3,249
--------------------------------------------------------------------------------
     2,815    New York State, GO, Series A, 4.125% due 3/01/2037 (b)       2,636
--------------------------------------------------------------------------------
              New York State, HFA, M/F Housing Revenue Bonds, AMT,
              Series A:
       875        (Division Street), 5.10% due 2/15/2038                     899
       645        (Kensico Terrace Apartments), 4.90% due 2/15/2038          646
       580        (Watergate II), 4.75% due 2/15/2034                        576
--------------------------------------------------------------------------------
       495    New York State Mortgage Agency, Homeowner
              Mortgage Revenue Bonds, AMT, Series 130, 4.80%
              due 10/01/2037                                                 496
--------------------------------------------------------------------------------
     1,000    New York State Mortgage Agency, Homeowner
              Mortgage Revenue Refunding Bonds, AMT, Series 133,
              4.95% due 10/01/2021                                         1,028
--------------------------------------------------------------------------------
     2,960    New York State Mortgage Agency Revenue Bonds, AMT,
              Series 101, 5.40% due 4/01/2032                              3,040
--------------------------------------------------------------------------------
     1,000    New York State Municipal Bond Bank Agency, Special
              School Purpose Revenue Bonds, Series C, 5.25%
              due 12/01/2022                                               1,064
--------------------------------------------------------------------------------
     1,500    New York State Thruway Authority, General Revenue
              Refunding Bonds, Series G, 4.75% due 1/01/2030 (c)           1,544
--------------------------------------------------------------------------------
     2,190    New York State Thruway Authority, Highway and Bridge
              Trust Fund, Revenue Refunding Bonds, Series C, 5%
              due 4/01/2020 (a)                                            2,314
--------------------------------------------------------------------------------
     3,800    New York State Urban Development Corporation,
              Correctional Facilities Service Contract Revenue Bonds,
              Series D, 5.25% due 1/01/2011 (c)(e)                         4,017
--------------------------------------------------------------------------------


12       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Schedule of Investments (continued)                               (in Thousands)

     Face
    Amount    Municipal Bonds                                             Value
================================================================================
New York (concluded)
--------------------------------------------------------------------------------
              New York State Urban Development Corporation
              Revenue Bonds:
    $1,520        Subordinate Lien, Corporation Purpose, Series A,
                  5.125% due 7/01/2021                                  $  1,614
       665        (Youth Facilities Services Contract), Series B, 6%
                  due 4/01/2010 (e)                                          716
       750        (Youth Facilities Services Contract), Series B, 6.125%
                  due 4/01/2010 (e)                                          811
       615        (Youth Facilities Services Contract), Series B, 6.25%
                  due 4/01/2010 (e)                                          667
--------------------------------------------------------------------------------
              New York State Urban Development Corporation,
              Revenue Refunding Bonds:
     1,685        (Clarkson Center Advance Materials), 5.50%
                  due 1/01/2020                                            1,887
     3,500        (University Facility Grants), 5.50% due 1/01/2019        3,912
--------------------------------------------------------------------------------
     3,975    Niagara County, New York, IDA, Solid Waste Disposal
              Revenue Refunding Bonds, AMT, Series A, 5.45%
              due 11/15/2026                                               4,151
--------------------------------------------------------------------------------
     1,000    Niagara County, New York, Tobacco Asset Securitization
              Corporation, Asset-Backed Revenue Bonds, 6.25%
              due 5/15/2040                                                1,060
--------------------------------------------------------------------------------
     1,000    North Country, New York, Development Authority, Solid
              Waste Management System, Revenue Refunding Bonds,
              6% due 5/15/2015 (c)                                         1,101
--------------------------------------------------------------------------------
              Onondaga County, New York, IDA, Revenue Bonds
              (Air Cargo), AMT:
     3,965        6.125% due 1/01/2032                                     4,202
     1,365        7.25% due 1/01/2032                                      1,481
--------------------------------------------------------------------------------
       845    Orange County, New York, IDA, Civic Facility Revenue
              Bonds (Special Needs Facilities Pooled Program),
              Series G-1, 4.90% due 7/01/2021 (i)                            878
--------------------------------------------------------------------------------
     1,000    Port Authority of New York and New Jersey, Consolidated
              Revenue Refunding Bonds, 132nd Series, 5%
              due 9/01/2025                                                1,055
--------------------------------------------------------------------------------
       500    Rochester, New York, Housing Authority, Mortgage
              Revenue Bonds (Andrews Terrace Apartments Project),
              AMT, 4.70% due 12/20/2038 (f)                                  493
--------------------------------------------------------------------------------
     2,300    Sachem Central School District (Holbrook), New York,
              GO, Series B, 5% due 10/15/2013 (d)(e)                       2,477
--------------------------------------------------------------------------------
     3,250    Schenectady, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Union College Project), 5%
              due 7/01/2031                                                3,441
--------------------------------------------------------------------------------
              Suffolk County, New York, IDA, Civic Facility
              Revenue Bonds:
     2,000        (Huntington Hospital Project), Series B, 5.875%
                  due 11/01/2032                                           2,123
       135        (Special Needs Facilities Pooled Program), Series D-1,
                  6.50% due 7/01/2017                                        142
       330        (Special Needs Facilities Pooled Program), Series D-1,
                  4.90% due 7/01/2021 (i)                                    343
--------------------------------------------------------------------------------
     1,000    Suffolk County, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Dowling College), Series A, 5%
              due 6/01/2036 (i)                                            1,036
--------------------------------------------------------------------------------
     1,360    Suffolk County, New York, IDA, IDR (Keyspan -- Port
              Jefferson), AMT, 5.25% due 6/01/2027                         1,425
--------------------------------------------------------------------------------
     5,000    Suffolk County, New York, IDA, IDR, Refunding
              (Nissequogue Cogeneration Partners Facility), AMT,
              5.50% due 1/01/2023                                          4,964
--------------------------------------------------------------------------------
     7,155    Suffolk County, New York, IDA, Solid Waste Disposal
              Facility, Revenue Refunding Bonds (Ogden Martin System
              Huntington Project), AMT, 6.25% due 10/01/2012 (a)           7,997
--------------------------------------------------------------------------------
       330    Sullivan County, New York, IDA, Civic Facility Revenue
              Bonds (Special Needs Facilities Pooled Program),
              Series H-1, 4.90% due 7/01/2021 (i)                            343
--------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of New York
              Revenue Bonds:
     1,455        Series A-1, 5.25% due 6/01/2020 (a)                      1,563
     1,100        Series C-1, 5.50% due 6/01/2022                          1,188
--------------------------------------------------------------------------------
              Tompkins County, New York, IDA, Care Community
              Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
       900        5.75% due 7/01/2018                                        915
     1,000        6% due 7/01/2024                                         1,021
--------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Revenue Refunding Bonds:
     3,900        5.25% due 11/15/2023 (d)                                 4,188
     2,000        Series B, 5% due 11/15/2027                              2,082
     1,000        Series B, 5.125% due 11/15/2029                          1,059
     2,290        Series B, 5% due 11/15/2032 (d)                          2,404
--------------------------------------------------------------------------------
              Troy, New York, City School District, GO, Refunding (c):
       765        5.75% due 7/15/2017                                        821
       805        5.75% due 7/15/2018                                        864
       850        5.75% due 7/15/2019                                        912
--------------------------------------------------------------------------------
              Utica, New York, IDA, Civic Facility Revenue Bonds:
     1,000        (Munson, Williams, Proctor Institute), 5.375%
                  due 7/15/2020                                            1,069
     1,210        (Munson, Williams, Proctor Institute), 5.40%
                  due 7/15/2030                                            1,288
     1,505        (Utica College Project), Series A, 5.75%
                  due 8/01/2028                                            1,560
--------------------------------------------------------------------------------
     1,000    Webster, New York, Central School District, GO,
              Refunding, 5% due 6/15/2023 (c)                              1,056
--------------------------------------------------------------------------------
       350    Westchester County, New York, IDA, Civic Facility
              Revenue Bonds (Special Needs Facilities Pooled
              Program), Series E-1, 4.90% due 7/01/2021 (i)                  364
--------------------------------------------------------------------------------
     5,200    Westchester County, New York, IDA, Continuing Care
              Retirement, Mortgage Revenue Bonds (Kendal on
              Hudson Project), Series A, 6.50% due 1/01/2034               5,578
--------------------------------------------------------------------------------
              Willsboro, New York, Central School District, GO,
              Refunding (b):
       655        5.75% due 6/15/2026                                        709
       690        5.75% due 6/15/2027                                        747
       730        5.75% due 6/15/2028                                        790
       770        5.75% due 6/15/2029                                        834
--------------------------------------------------------------------------------
     1,000    Yonkers, New York, IDA, Revenue Bonds (Sacred Heart
              Associates, LP Project), AMT, Series A, 5%
              due 10/01/2037                                               1,033
================================================================================
Guam -- 0.8%
--------------------------------------------------------------------------------
    2,000    Guam Government Waterworks Authority, Water and
             Wastewater System, Revenue Refunding Bonds, 5.875%
             due 7/01/2035                                                2,149
--------------------------------------------------------------------------------


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       13

Schedule of Investments (concluded)                               (in Thousands)

     Face
    Amount    Municipal Bonds                                             Value
================================================================================
Puerto Rico -- 6.2%
--------------------------------------------------------------------------------
    $1,000    Children's Trust Fund Project of Puerto Rico, Tobacco
              Settlement Revenue Refunding Bonds, 5.625%
              due 5/15/2043                                              $ 1,056
--------------------------------------------------------------------------------
     4,750    Puerto Rico Commonwealth, GO, Refunding, RITR,
              Class R, Series 3, 7.528% due 7/01/2016 (d)(g)               5,358
--------------------------------------------------------------------------------
     7,470    Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation Revenue
              Bonds, Series A, 4.771% due 7/01/2042 (b)(n)                 1,544
--------------------------------------------------------------------------------
     1,000    Puerto Rico Commonwealth, Public Improvement, GO,
              Refunding, Series B, 5.25% due 7/01/2032                     1,070
--------------------------------------------------------------------------------
              Puerto Rico Electric Power Authority, Power Revenue Bonds:
     1,000        Series RR, 5% due 7/01/2035 (b)                          1,057
     1,000        Trust Receipts, Class R, Series 16 HH, 7.528%
                  due 7/01/2013 (c)(g)                                     1,147
--------------------------------------------------------------------------------
     1,000    Puerto Rico Industrial, Medical and Environmental
              Pollution Control Facilities Financing Authority, Special
              Facilities Revenue Bonds (American Airlines Inc.), Series A,
              6.45% due 12/01/2025                                         1,021
--------------------------------------------------------------------------------
     1,420    Puerto Rico Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Revenue Bonds
              (Cogeneration Facility -- AES Puerto Rico Project), AMT,
              6.625% due 6/01/2026                                         1,535
--------------------------------------------------------------------------------
     3,700    Puerto Rico Public Buildings Authority, Government
              Facilities Revenue Refunding Bonds, Series I, 5.25%
              due 7/01/2033                                                3,921

================================================================================
U.S. Virgin Islands -- 1.8%
--------------------------------------------------------------------------------
     4,500    Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
              due 7/01/2021                                                5,066
--------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $250,601) -- 94.7%                                268,073

      Face
    Amount    Municipal Bonds Held in Trust (o)                           Value
================================================================================
New York -- 6.6%
--------------------------------------------------------------------------------
    $4,950    New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5% due 11/15/2035 (a)                                     $  5,219
--------------------------------------------------------------------------------
              Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air
              Terminal), AMT, Series 6 (d):
     5,250        6.25% due 12/01/2010                                     5,814
     2,555        6.25% due 12/01/2011                                     2,829
--------------------------------------------------------------------------------
              Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (Special Project -- JFK
              International Air Terminal), AMT, Series 6 (d):
     1,575        6.25% due 12/01/2013                                     1,744
     2,620        6.25% due 12/01/2014                                     2,901
--------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $17,929) -- 6.6%                                   18,507
================================================================================

    Shares
      Held    Short-Term Securities
===============================================================================
       372    CMA New York Municipal Money Fund, 3.10% (k)(m)               372
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $372) -- 0.1%                                        372
===============================================================================
Total Investments (Cost -- $268,902*) -- 101.4%                         286,952
Other Assets Less Liabilities -- 1.6%                                     4,610
Liability for Trust Certificates,
Including Interest Expense Payable -- (3.0%)                             (8,582)
                                                                       --------
Net Assets -- 100.0%                                                   $282,980
                                                                       ========

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 260,302
                                                                      =========
      Gross unrealized appreciation ..............................    $  18,329
      Gross unrealized depreciation ..............................         (154)
                                                                      ---------
      Net unrealized appreciation ................................    $  18,175
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h)   Escrowed to maturity.
(i)   ACA Insured.
(j)   Radian Insured.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                347                $48
      --------------------------------------------------------------------------

(l)   FHA Insured.
(m)   Represents the current yield as of March 31, 2007.
(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

o     Financial futures contracts sold as of March 31, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration        Face         Unrealized
      Contracts         Issue            Date           Value       Appreciation
      --------------------------------------------------------------------------
         75          30-Year U.S.        June
                    Treasury Bond        2007          $8,499           $155
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


14       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Statement of Assets and Liabilities

As of March 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $268,530,012) ...                     $286,579,531
            Investments in affiliated securities, at value (identified cost -- $372,201) .........                          372,201
            Cash .................................................................................                          144,473
            Receivables:
                Interest .........................................................................    $  4,454,744
                Securities sold ..................................................................       1,235,770
                Beneficial interests sold ........................................................         712,777
                Variation margin .................................................................          23,438        6,426,729
                                                                                                      ------------
            Prepaid expenses and other assets ....................................................                           36,899
                                                                                                                       ------------
            Total assets .........................................................................                      293,559,833
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates ...................................................................                        8,475,000
            Payables:
                Dividends to shareholders ........................................................         967,382
                Securities purchased .............................................................         531,437
                Beneficial interests redeemed ....................................................         215,370
                Investment adviser ...............................................................         135,860
                Interest expense payable .........................................................         106,799
                Distributor ......................................................................          44,538
                Other affiliates .................................................................          15,971        2,017,357
                                                                                                      ------------
            Accrued expenses .....................................................................                           87,697
                                                                                                                       ------------
            Total liabilities ....................................................................                       10,580,054
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...........................................................................                     $282,979,779
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of beneficial interests, $.10 par value, unlimited number of
            shares authorized ....................................................................                     $    118,802
            Investor A Shares of beneficial interests, $.10 par value, unlimited number of
            shares authorized ....................................................................                           57,227
            Investor A1 Shares of beneficial interests, $.10 par value, unlimited number of
            shares authorized ....................................................................                        1,923,992
            Investor BShares of beneficial interests, $.10 par value, unlimited number of
            shares authorized ....................................................................                          275,040
            Investor CShares of beneficial interests, $.10 par value, unlimited number of
            shares authorized ....................................................................                           16,086
            Investor C1Shares of beneficial interests, $.10 par value, unlimited number of
            shares authorized ....................................................................                          158,147
            Paid-in capital in excess of par .....................................................                      278,765,148
            Undistributed investment income -- net ...............................................    $    534,693
            Accumulated realized capital losses -- net ...........................................     (17,073,960)
            Unrealized appreciation -- net .......................................................      18,204,604
                                                                                                      ------------
            Total accumulated earnings -- net ....................................................                        1,665,337
                                                                                                                       ------------
            Net Assets ...........................................................................                     $282,979,779
                                                                                                                       ============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $13,179,126 and 1,188,020 shares of
              beneficial interests outstanding ...................................................                     $      11.09
                                                                                                                       ============
            Investor A -- Based on net assets of $6,353,767 and 572,272 shares of
              beneficial interests outstanding ...................................................                     $      11.10
                                                                                                                       ============
            Investor A1 -- Based on net assets of $213,585,613 and 19,239,917 shares of
              beneficial interests outstanding ...................................................                     $      11.10
                                                                                                                       ============
            Investor B -- Based on net assets of $30,521,596 and 2,750,397 shares of
              beneficial interests outstanding ...................................................                     $      11.10
                                                                                                                       ============
            Investor C -- Based on net assets of $1,785,220 and 160,855 shares of
              beneficial interests outstanding ...................................................                     $      11.10
                                                                                                                       ============
            Investor C1 -- Based on net assets of $17,554,457 and 1,581,473 shares of
              beneficial interests outstanding ...................................................                     $      11.10
                                                                                                                       ============

      See Notes to Financial Statements.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       15

Statement of Operations

For the Six Months Ended March 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .............................................................................                     $  7,484,875
            Dividends from affiliates ............................................................                           48,069
                                                                                                                       ------------
            Total income .........................................................................                        7,532,944
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .............................................................    $    779,515
            Interest expense and fees ............................................................         167,003
            Service fees -- Investor A1 ..........................................................         109,061
            Service and distribution fees -- Investor B ..........................................          79,845
            Accounting services ..................................................................          72,801
            Service and distribution fees -- Investor C1 .........................................          54,310
            Printing and shareholder reports .....................................................          50,494
            Professional fees ....................................................................          27,704
            Transfer agent fees -- Investor A1 ...................................................          23,387
            Registration fees ....................................................................          19,263
            Pricing fees .........................................................................          10,887
            Custodian fees .......................................................................          10,217
            Trustees' fees and expenses ..........................................................           9,703
            Transfer agent fees -- Investor B ....................................................           4,505
            Service and distribution fees -- Investor C ..........................................           3,948
            Service fees -- Investor A ...........................................................           3,438
            Transfer agent fees -- Investor C1 ...................................................           2,365
            Transfer agent fees -- Investor A ....................................................           1,772
            Transfer agent fees -- Institutional .................................................           1,343
            Transfer agent fees -- Investor C ....................................................              97
            Other ................................................................................          16,078
                                                                                                      ------------
            Total expenses before reimbursement ..................................................       1,447,736
            Reimbursement of expenses ............................................................          (6,276)
                                                                                                      ------------
            Total expenses after reimbursement ...................................................                        1,441,460
                                                                                                                       ------------
            Investment income -- net .............................................................                        6,091,484
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net ...............................................................         791,849
                Financial futures contracts -- net ...............................................        (169,010)         622,839
                                                                                                      ------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ...............................................................        (965,829)
                Financial futures contracts -- net ...............................................         247,399         (718,430)
                                                                                                      -----------------------------
            Total realized and unrealized loss -- net ............................................                          (95,591)
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations .................................                     $  5,995,893
                                                                                                                       ============

      See Notes to Financial Statements.


16       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Statements of Changes in Net Assets

                                                                                                       For the Six
                                                                                                      Months Ended        For the
                                                                                                        March 31,       Year Ended
                                                                                                          2007         September 30,
Increase (Decrease) in Net Assets:                                                                     (Unaudited)         2006
====================================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .............................................................    $  6,091,484     $ 10,750,238
            Realized gain -- net .................................................................         622,839        1,172,122
            Change in unrealized appreciation/depreciation -- net ................................        (718,430)       1,147,405
                                                                                                      -----------------------------
            Net increase in net assets resulting from operations .................................       5,995,893       13,069,765
                                                                                                      -----------------------------
====================================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ....................................................................        (259,743)        (505,899)
                Investor A .......................................................................         (57,039)      (7,854,809)
                Investor A1 ......................................................................      (4,748,024)              --
                Investor B .......................................................................        (630,555)      (1,632,651)
                Investor C .......................................................................         (13,375)        (691,341)
                Investor C1 ......................................................................        (348,471)              --
                                                                                                      -----------------------------
            Net decrease in net assets resulting from dividends to shareholders ..................      (6,057,207)     (10,684,700)
                                                                                                      -----------------------------
====================================================================================================================================
Beneficial Interests Transactions
------------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from beneficial interests transactions .      (5,180,484)      71,338,738
                                                                                                      -----------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ..............................................      (5,241,798)      73,723,803
            Beginning of period ..................................................................     288,221,577      214,497,774
                                                                                                      -----------------------------
            End of period* .......................................................................    $282,979,779     $288,221,577
                                                                                                      =============================
                * Undistributed investment income -- net .........................................    $    534,693     $    500,416
                                                                                                      =============================

      See Notes to Financial Statements.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       17

Financial Highlights

                                                                                     Institutional
                                                       ---------------------------------------------------------------------------
                                                        For the Six
                                                       Months Ended
The following per share data and ratios                  March 31,                  For the Year Ended September 30,
have been derived from information                         2007       ------------------------------------------------------------
provided in the financial statements.                   (Unaudited)     2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ......  $  11.10     $  11.05     $  11.03     $  11.23     $  11.46     $  11.14
                                                         -------------------------------------------------------------------------
            Investment income -- net ..................       .25++        .51++        .54++        .54++        .55++        .52
            Realized and unrealized gain (loss) -- net       (.01)         .04          .02         (.20)        (.23)         .33
                                                         -------------------------------------------------------------------------
            Total from investment operations ..........       .24          .55          .56          .34          .32          .85
                                                         -------------------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ..............      (.25)        (.50)        (.54)        (.54)        (.55)        (.53)
                Realized gain -- net ..................        --           --           --           --+          --           --+
                                                         -------------------------------------------------------------------------
            Total dividends and distributions .........      (.25)        (.50)        (.54)        (.54)        (.55)        (.53)
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............  $  11.09     $  11.10     $  11.05     $  11.03     $  11.23     $  11.46
                                                         =========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........      2.13%@       5.19%        5.15%        3.15%        2.89%        7.93%
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ...............       .72%*        .74%         .74%         .74%         .74%         .71%
                                                         =========================================================================
            Expenses, net of reimbursement ............       .84%*        .90%         .89%         .82%         .83%         .80%
                                                         =========================================================================
            Expenses** ................................       .84%*        .90%         .89%         .83%         .83%         .80%
                                                         =========================================================================
            Investment income -- net ..................      4.48%*       4.64%        4.89%        4.90%        4.92%        4.69%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..  $ 13,179     $ 10,995     $ 10,593     $ 10,332     $ 10,275     $ 11,928
                                                         =========================================================================
            Portfolio turnover ........................        10%          46%          24%          20%          49%          49%
                                                         =========================================================================

*     Annualized.
**    Represents total expenses before reimbursement.
***   Total investment returns exclude the effects of any sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

                                                                  Investor A
                                                                --------------
                                                                For the Period
                                                                  October 2,
                                                                     2006+
                                                                 to March 31,
The following per share data and ratios have been derived            2007
from information provided in the financial statements.           (Unaudited)
==============================================================================
Per Share Operating Performance
------------------------------------------------------------------------------
            Net asset value, beginning of period ...............     $   11.10
                                                                     ---------
            Investment income -- net@@ .........................           .19
            Realized and unrealized gain -- net ................           .04
                                                                     ---------
            Total from investment operations ...................           .23
                                                                     ---------
            Less dividends from investment income -- net .......          (.23)
                                                                     ---------
            Net asset value, end of period .....................     $   11.10
                                                                     =========
==============================================================================
Total Investment Return**
------------------------------------------------------------------------------
            Based on net asset value per share .................          2.08%@
                                                                     =========
==============================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ........................           .98%*
                                                                     =========
            Expenses, net of reimbursement .....................          1.10%*
                                                                     =========
            Expenses*** ........................................          1.11%*
                                                                     =========
            Investment income -- net ...........................          4.23%*
                                                                     =========
==============================================================================
Supplemental Data
------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...........     $   6,354
                                                                     =========
            Portfolio turnover .................................            10%
                                                                     =========

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Represents total expenses before reimbursement.
+     Commencement of operations.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       19

                                                                                     Investor A1
                                                       ---------------------------------------------------------------------------
                                                        For the Six
                                                       Months Ended
The following per share data and ratios                  March 31,                  For the Year Ended September 30,
have been derived from information                         2007       ------------------------------------------------------------
provided in the financial statements.                   (Unaudited)     2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ......  $  11.10     $  11.05     $  11.03     $  11.23     $  11.45     $  11.14
                                                         -------------------------------------------------------------------------
            Investment income -- net ..................       .24++        .50++        .53++        .53++        .54++        .51
            Realized and unrealized gain (loss) -- net         --+         .04          .02         (.20)        (.22)         .32
                                                         -------------------------------------------------------------------------
            Total from investment operations ..........       .24          .54          .55          .33          .32          .83
                                                         -------------------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ..............      (.24)        (.49)        (.53)        (.53)        (.54)        (.52)
                Realized gain -- net ..................        --           --           --           --+          --           --+
                                                         -------------------------------------------------------------------------
            Total dividends and distributions .........      (.24)        (.49)        (.53)        (.53)        (.54)        (.52)
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............  $  11.10     $  11.10     $  11.05     $  11.03     $  11.23     $  11.45
                                                         =========================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........      2.18%@       5.08%        5.05%        3.05%        2.89%        7.73%
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ...............       .82%*        .84%         .84%         .84%         .84%         .80%
                                                         =========================================================================
            Expenses, net of reimbursement ............       .94%*        .99%         .99%         .92%         .93%         .90%
                                                         =========================================================================
            Expenses*** ...............................       .94%*       1.00%         .99%         .93%         .93%         .90%
                                                         =========================================================================
            Investment income -- net ..................      4.38%*       4.52%        4.79%        4.79%        4.83%        4.60%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..  $213,586     $223,322     $141,319     $145,532     $150,395     $145,267
                                                         =========================================================================
            Portfolio turnover ........................        10%          46%          24%          20%          49%          49%
                                                         =========================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Represents total expenses before reimbursement.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

                                                                                      Investor B
                                                       ---------------------------------------------------------------------------
                                                        For the Six
                                                       Months Ended
The following per share data and ratios                  March 31,                  For the Year Ended September 30,
have been derived from information                         2007       ------------------------------------------------------------
provided in the financial statements.                   (Unaudited)     2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ......  $  11.10     $  11.06     $  11.04     $  11.23     $  11.46     $  11.15
                                                         -------------------------------------------------------------------------
            Investment income -- net ..................       .22++        .45++        .49++        .49++        .50++        .47
            Realized and unrealized gain (loss) -- net         --+         .04          .01         (.20)        (.24)         .32
                                                         -------------------------------------------------------------------------
            Total from investment operations ..........       .22          .49          .50          .29          .26          .79
                                                         -------------------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ..............      (.22)        (.45)        (.48)        (.48)        (.49)        (.48)
                Realized gain -- net ..................        --           --           --           --+          --           --+
                                                         -------------------------------------------------------------------------
            Total dividends and distributions .........      (.22)        (.45)        (.48)        (.48)        (.49)        (.48)
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............  $  11.10     $  11.10     $  11.06     $  11.04     $  11.23     $  11.46
                                                         =========================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........      1.97%@       4.56%        4.62%        2.72%        2.38%        7.29%
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ...............      1.23%*       1.25%        1.25%        1.25%        1.25%        1.21%
                                                         =========================================================================
            Expenses, net of reimbursement ............      1.34%*       1.41%        1.40%        1.33%        1.33%        1.30%
                                                         =========================================================================
            Expenses*** ...............................      1.35%*       1.41%        1.40%        1.33%        1.34%        1.30%
                                                         =========================================================================
            Investment income -- net ..................      3.97%*       4.14%        4.38%        4.39%        4.41%        4.19%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..  $ 30,522     $ 34,921     $ 45,506     $ 57,409     $ 78,510     $102,847
                                                         =========================================================================
            Portfolio turnover ........................        10%          46%          24%          20%          49%          49%
                                                         =========================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Represents total expenses before reimbursement.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       21

                                                                  Investor C
                                                                --------------
                                                                For the Period
                                                                  October 2,
                                                                     2006+
                                                                 to March 31,
The following per share data and ratios have been derived            2007
from information provided in the financial statements.           (Unaudited)
==============================================================================
Per Share Operating Performance
------------------------------------------------------------------------------
            Net asset value, beginning of period ...............     $   11.10
                                                                     ---------
            Investment income -- net@@ .........................           .16
            Realized and unrealized gain -- net ................           .03
                                                                     ---------
            Total from investment operations ...................           .19
                                                                     ---------
            Less dividends from investment income -- net .......          (.19)
                                                                     ---------
            Net asset value, end of period .....................     $   11.10
                                                                     =========
==============================================================================
Total Investment Return**
------------------------------------------------------------------------------
            Based on net asset value per share .................          1.70%@
                                                                     =========
==============================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ........................          1.75%*
                                                                     =========
            Expenses, net of reimbursement .....................          1.86%*
                                                                     =========
            Expenses*** ........................................          1.87%*
                                                                     =========
            Investment income -- net ...........................          3.47%*
                                                                     =========
==============================================================================
Supplemental Data
------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...........     $   1,785
                                                                     =========
            Portfolio turnover .................................            10%
                                                                     =========

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Represents total expenses before reimbursement.
+     Commencement of operations.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


22       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

Financial Highlights (concluded)

                                                                                      Investor C1
                                                       ---------------------------------------------------------------------------
                                                        For the Six
                                                       Months Ended
The following per share data and ratios                  March 31,                  For the Year Ended September 30,
have been derived from information                         2007       ------------------------------------------------------------
provided in the financial statements.                   (Unaudited)     2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ......  $  11.10     $  11.06     $  11.04     $  11.24     $  11.46     $  11.15
                                                         -------------------------------------------------------------------------
            Investment income -- net ..................       .21++        .44++        .48++        .48++        .48++        .45
            Realized and unrealized gain (loss) -- net         --+         .04          .01         (.21)        (.22)         .32
                                                         -------------------------------------------------------------------------
            Total from investment operations ..........       .21          .48          .49          .27          .26          .77
                                                         -------------------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ..............      (.21)        (.44)        (.47)        (.47)        (.48)        (.46)
                Realized gain -- net ..................        --           --           --           --+           --          --
                                                         -------------------------------------------------------------------------
            Total dividends and distributions .........      (.21)        (.44)        (.47)        (.47)        (.48)        (.46)
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............  $  11.10     $  11.10     $  11.06     $  11.04     $  11.24     $  11.46
                                                         =========================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........      1.92%@       4.46%        4.52%        2.53%        2.38%        7.19%
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ...............      1.32%*       1.35%        1.35%        1.35%        1.34%        1.31%
                                                         =========================================================================
            Expenses, net of reimbursement ............      1.44%*       1.50%        1.50%        1.43%        1.43%        1.41%
                                                         =========================================================================
            Expenses*** ...............................      1.45%*       1.51%        1.50%        1.43%        1.44%        1.41%
                                                         =========================================================================
            Investment income -- net ..................      3.87%*       4.03%        4.28%        4.29%        4.32%        4.10%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..  $ 17,554     $ 18,984     $ 17,080     $ 17,309     $ 16,729     $ 14,773
                                                         =========================================================================
            Portfolio turnover ........................        10%          46%          24%          20%          49%          49%
                                                         =========================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Represents total expenses before reimbursement.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       23

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock New York Municipal Bond Fund (the "Fund") is part of the BlackRock Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A1, Investor B and Investor C1 Shares, respectively. Newly created Investor A and Investor C Shares commenced operations on October 2, 2006. Institutional Shares are sold only to eligible investors. Shares of Investor A and Investor A1 are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A1 distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


24       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At March 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $18,506,661, the related liability for trust certificates was $8,475,000 and the range of interest rates was 3.39% to 3.97%. Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       25
evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between the Trust, on behalf of the Fund, and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. The Trust has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Manager has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in CMA New York Municipal Money Fund. For the six months ended March 31, 2007, the Manager reimbursed the Fund in the amount of $6,276.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Service      Distribution
                                                         Fee             Fee
--------------------------------------------------------------------------------
Investor A ......................................       .25%             --
Investor A1 .....................................       .10%             --
Investor B ......................................       .25%            .25%
Investor C ......................................       .25%            .75%
Investor C1 .....................................       .25%            .35%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder


26       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007
servicing to Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the six months ended March 31, 2007, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each of the Fund's Investor A and Investor A1 Shares as follows:

--------------------------------------------------------------------------------
                                                                FAMD      MLPF&S
--------------------------------------------------------------------------------
Investor A ...............................................    $ 5,071    $54,501
Investor A1 ..............................................    $     1    $    23
--------------------------------------------------------------------------------

For the six months ended March 31, 2007, MLPF&S received contingent deferred sales charges of $4,226 and $1 relating to transactions in Investor B and Investor C Shares, respectively.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                        Fees
--------------------------------------------------------------------------------
Institutional .....................................................    $   78
Investor A ........................................................    $   66
Investor A1 .......................................................    $2,985
Investor B ........................................................    $  559
Investor C ........................................................    $   18
Investor C1 .......................................................    $  177
--------------------------------------------------------------------------------

For the six months ended March 31, 2007, the Fund reimbursed the Manager $2,919 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2007 were $30,114,854 and $34,778,913, respectively.

4. Beneficial Interests Transactions:

Net increase (decrease) in net assets derived from beneficial interests transactions was $(5,180,484) and $71,338,738 for the six months ended March 31, 2007 and the year ended September 30, 2006, respectively.

Transactions in shares of beneficial interests for each class were as follows:

--------------------------------------------------------------------------------
Institutional Shares for the Six                                       Dollar
Months Ended March 31, 2007                              Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        270,117    $  3,003,609
Shares issued to shareholders
  in reinvestment of dividends .................         10,021         111,482
                                                     --------------------------
Total issued ...................................        280,138       3,115,091
Shares redeemed ................................        (82,953)       (921,262)
                                                     --------------------------
Net increase ...................................        197,185    $  2,193,829
                                                     ==========================
--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended September 30, 2006                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        283,451    $  3,105,770
Shares issued to shareholders in
  reinvestment of dividends ....................         19,589         214,809
                                                     --------------------------
Total issued ...................................        303,040       3,320,579
Shares redeemed ................................       (270,457)     (2,963,950)
                                                     --------------------------
Net increase ...................................         32,583    $    356,629
                                                     ==========================
--------------------------------------------------------------------------------
Investor A Shares for the
Period October 2, 2006+                                                Dollar
to March 31, 2007                                        Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        575,548    $  6,398,290
Shares issued to shareholders in
  reinvestment of dividends ....................          2,242          24,939
                                                     --------------------------
Total issued ...................................        577,790       6,423,229
Shares redeemed ................................         (5,518)        (61,421)
                                                     --------------------------
Net increase ...................................        572,272    $  6,361,808
                                                     ==========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A1 Shares for the Six                                         Dollar
Months Ended March 31, 2007                              Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        186,362    $  2,071,534
Shares issued to shareholders in
  reinvestment of dividends ....................        259,011       2,883,974
                                                     --------------------------
Total issued ...................................        445,373       4,955,508
Shares redeemed ................................     (1,317,061)    (14,660,077)
                                                     --------------------------
Net decrease ...................................       (871,688)   $ (9,704,569)
                                                     ==========================


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       27

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended September 30, 2006                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        652,209    $  7,185,635
Automatic conversion of shares .................        523,681       5,733,661
Shares issued resulting
  from reorganization ..........................      7,992,857      87,042,207
Shares issued to shareholders in
  reinvestment of dividends ....................        374,438       4,106,121
                                                        -----------------------
Total issued ...................................      9,543,185     104,067,624
Shares redeemed ................................     (2,218,785)    (24,289,237)
                                                        -----------------------
Net increase ...................................      7,324,400    $ 79,778,387
                                                     ==========================
--------------------------------------------------------------------------------
Investor B Shares for the Six                                          Dollar
Months Ended March 31, 2007                              Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         35,359    $    392,987
Shares issued to shareholders in
  reinvestment of dividends ....................         29,413         327,420
                                                     --------------------------
Total issued ...................................         64,772         720,407
Shares redeemed ................................       (460,417)     (5,114,599)
                                                     --------------------------
Net decrease ...................................       (395,645)   $ (4,394,192)
                                                     ==========================
--------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended September 30, 2006                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         81,049    $    888,958
Shares issued to shareholders in
  reinvestment of dividends ....................         75,528         828,579
                                                     --------------------------
Total issued ...................................        156,577       1,717,537
                                                     --------------------------
Automatic conversion of shares .................       (523,422)     (5,733,661)
Shares redeemed ................................       (602,227)     (6,602,676)
                                                     --------------------------
Total redeemed .................................     (1,125,649)    (12,336,337)
                                                     --------------------------
Net decrease ...................................       (969,072)   $(10,618,800)
                                                     ==========================
--------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006+                                                Dollar
to March 31, 2007                                        Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        161,783    $  1,799,628
Shares issued to shareholders in
  reinvestment of dividends ....................            886           9,852
                                                     --------------------------
Total issued ...................................        162,669       1,809,480
Shares redeemed ................................         (1,814)        (20,229)
                                                     --------------------------
Net increase ...................................        160,855    $  1,789,251
                                                     ==========================

  + Commencement of operations.

--------------------------------------------------------------------------------
Investor C1 Shares for the Six                                         Dollar
Months Ended March 31, 2007                              Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................             94    $      1,037
Shares issued to shareholders in
  reinvestment of dividends ....................         20,260         225,590
                                                     --------------------------
Total issued ...................................         20,354         226,627
Shares redeemed ................................       (148,663)     (1,653,238)
                                                     --------------------------
Net decrease ...................................       (128,309)   $ (1,426,611)
                                                     ==========================
--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended September 30, 2006                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        494,616    $  5,430,483
Shares issued to shareholders in
  reinvestment of dividends ....................         39,076         428,802
                                                     --------------------------
Total issued ...................................        533,692       5,859,285
Shares redeemed ................................       (368,012)     (4,036,763)
                                                     --------------------------
Net increase ...................................        165,680    $  1,822,522
                                                     ==========================

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of ..06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2007.

6. Capital Loss Carryforward:

On September 30, 2006, the Fund had net capital loss carryforward of $17,135,319, of which $8,200,112 expires in 2009 and $8,935,207 expires in 2013.
This amount will be available to offset like amounts of any future taxable gains.


28       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at
      http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       29

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30       BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
   Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios+
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios+
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
   Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


     BLACKROCK NEW YORK MUNICIPAL BOND FUND              MARCH 31, 2007       31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock New York Municipal Bond Fund of
BlackRock Multi-State Municipal Series Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10344-3/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: May 21, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: May 21, 2007